Segment Reporting (Details)	12 Months Ended
Jun. 30, 2025
Segment Reporting [Abstract]
Segment CODM, description	The Group’s CODM is its CEO, who reviews financial information presented on a consolidated basis for purposes of making operating decisions, assessing financial performance, and allocating resources. The Group manages its operations and allocates resources as a single operating segment
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	CEO